Supplement dated January 4, 2021
to the Thrivent Mutual Funds Class S Shares Prospectus, Thrivent Mid Cap Growth Fund Class S Shares Summary Prospectus, and Statement of Additional Information, each dated February 28, 2020
Effective January 1, 2021, Siddharth Sinha, CFA was named as a portfolio manager of Thrivent Mid Cap Growth Fund. David J. Lettenberger, CFA remains a portfolio manager for the Fund. Mr. Sinha has been a portfolio manager at Thrivent Financial since August 2015, when he joined the firm.
Please include this Supplement with your Prospectus, Summary Prospectus, or Statement of Additional Information.
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